ORCHID ISLAND CAPITAL ANNOUNCES

AUGUST 2023 MONTHLY DIVIDEND AND

JULY 31, 2023 RMBS PORTFOLIO CHARACTERISTICS

●	August 2023 Monthly Dividend of $0.16 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of July 31, 2023
●	Next Dividend Announcement Expected September 11, 2023

Vero Beach, Fla., August 16, 2023 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of August 2023. The dividend of $0.16 per share will be paid September 27, 2023 to holders of record of the Company’s common stock on August 31, 2023, with an ex-dividend date of August 30, 2023. The Company plans on announcing its next common stock dividend on September 11, 2023.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of August 16, 2023, the Company had 47,086,727 shares of common stock outstanding. As of July 31, 2023 and June 30, 2023, the Company had 43,896,709 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of July 31, 2023 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	May 23 -
									Jul-23	Jul-23
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Aug)	in Aug)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
15yr 4.0	$380	$369	0.01%	$97.24	4.00%	4.54%	63	115	0.8%	0.8%	$6	$(6)
15yr 5.0 TBA	100,000	99,328	2.25%	99.33	5.00%	5.67%	9	167	n/a	n/a	1,319	(1,477)
15yr Total	100,380	99,697	2.25%	99.32	5.00%	5.66%	9	167	0.8%	0.8%	1,325	(1,483)
30yr 3.0	2,456,873	2,165,855	48.97%	88.15	3.00%	3.44%	27	329	5.8%	5.9%	70,845	(71,926)
30yr 3.5	202,264	186,816	4.22%	92.36	3.50%	4.04%	41	309	7.7%	7.5%	5,286	(5,330)
30yr 4.0	577,027	540,268	12.22%	93.63	4.00%	4.78%	18	340	4.4%	6.7%	13,860	(14,839)
30yr 4.5	353,488	339,212	7.67%	95.96	4.50%	5.45%	13	346	6.3%	6.1%	6,771	(7,594)
30yr 5.0	569,299	557,442	12.60%	97.92	5.00%	5.93%	11	348	5.9%	5.3%	10,244	(11,803)
30yr 5.5	278,178	278,213	6.29%	100.01	5.50%	6.43%	4	356	5.8%	0.0%	4,386	(5,244)
30yr 6.0	234,058	236,801	5.35%	101.17	6.00%	7.01%	5	352	5.8%	0.0%	2,886	(3,481)
30yr Total	4,671,187	4,304,607	97.33%	92.15	3.80%	4.44%	21	336	5.8%	6.0%	114,278	(120,217)
Total Pass Through RMBS	4,771,567	4,404,304	99.58%	92.30	3.83%	4.47%	21	332	5.8%	6.0%	115,604	(121,698)
Structured RMBS
IO 20yr 4.0	9,512	1,016	0.02%	10.68	4.00%	4.57%	139	94	6.4%	8.9%	6	(6)
IO 30yr 3.0	3,013	365	0.01%	12.12	3.00%	3.64%	102	247	0.6%	7.3%	1	(3)
IO 30yr 4.0	85,317	15,826	0.36%	18.55	4.00%	4.60%	107	244	7.1%	8.1%	(306)	216
IO 30yr 4.5	3,663	684	0.02%	18.67	4.50%	4.99%	157	189	7.6%	7.9%	(5)	1
IO 30yr 5.0	2,012	401	0.01%	19.94	5.00%	5.36%	157	191	9.6%	8.3%	(6)	4
IO Total	103,517	18,292	0.41%	17.67	4.01%	4.60%	113	227	7.0%	8.1%	(310)	212
IIO 30yr 4.0	29,096	310	0.01%	1.07	0.00%	4.40%	70	279	0.4%	1.4%	83	(70)
Total Structured RMBS	132,613	18,602	0.42%	14.03	3.13%	4.55%	103	239	5.5%	6.7%	(227)	141

Total Mortgage Assets	$4,904,180	$4,422,906	100.00%		3.81%	4.47%	23	329	5.8%	6.0%	$115,377	$(121,557)

	Average	Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
5-Year Treasury Future(2)	$(471,500)	Sep-23	$(9,715)	$9,421
10-Year Treasury Future(3)	(285,000)	Sep-23	(9,340)	9,116
10-Year Ultra Treasury Future(4)	(244,200)	Sep-23	(11,530)	10,991
Swaps	(2,326,500)	Nov-29	(60,418)	58,123
TBA	(350,000)	Aug-23	(10,175)	10,463
Swaptions	(200,000)	Feb-24	(1,087)	1,100
Hedge Total	$(3,877,200)		$(102,265)	$99,214
Rate Shock Grand Total			$13,112	$(22,343)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $106.82 at July 31, 2023. The market value of the short position was $503.7 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $111.41 at July 31, 2023. The market value of the short position was $317.5 million.
(4)	Ten-year Treasury Ultra futures contracts were valued at prices of $116.98 at July 31, 2023. The market value of the short position was $285.7 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of July 31, 2023
Fannie Mae	$2,962,563	67.0%
Freddie Mac	1,460,343	33.0%
Total Mortgage Assets	$4,422,906	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of July 31, 2023
Non-Whole Pool Assets	$147,773	3.3%
Whole Pool Assets	4,275,133	96.7%
Total Mortgage Assets	$4,422,906	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of July 31, 2023	Borrowings	Debt	Rate	in Days	Maturity
ASL Capital Markets Inc.	$334,517	8.1%	5.36%	31	9/29/2023
J.P. Morgan Securities LLC	332,029	8.0%	5.36%	15	8/23/2023
Mitsubishi UFJ Securities (USA), Inc	326,977	7.9%	5.45%	46	9/29/2023
RBC Capital Markets, LLC	304,569	7.4%	5.36%	15	8/17/2023
Citigroup Global Markets Inc	303,009	7.3%	5.45%	29	8/31/2023
Mirae Asset Securities (USA) Inc.	295,469	7.1%	5.45%	47	12/22/2023
Wells Fargo Bank, N.A.	276,180	6.7%	5.43%	42	9/28/2023
Daiwa Securities America Inc.	241,127	5.8%	5.36%	17	8/17/2023
Marex Capital Markets Inc.	225,680	5.5%	5.43%	62	10/5/2023
ING Financial Markets LLC	222,891	5.4%	5.47%	52	9/21/2023
Cantor Fitzgerald & Co	214,935	5.2%	5.37%	16	8/16/2023
ABN AMRO Bank N.V.	214,073	5.2%	5.35%	14	8/14/2023
Banco Santander SA	189,783	4.6%	5.43%	47	10/5/2023
Merrill Lynch, Pierce, Fenner & Smith	185,312	4.5%	5.37%	15	8/25/2023
StoneX Financial Inc.	173,222	4.2%	5.37%	25	9/15/2023
South Street Securities, LLC	117,859	2.8%	5.36%	57	9/29/2023
Goldman, Sachs & Co	88,297	2.1%	5.37%	14	8/24/2023
Bank of Montreal	74,003	1.8%	5.37%	17	8/17/2023
Lucid Cash Fund USG LLC	11,070	0.3%	5.41%	17	8/17/2023
Lucid Prime Fund, LLC	8,967	0.2%	5.41%	17	8/17/2023
Total Borrowings	$4,139,969	100.0%	5.40%	32	12/22/2023

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400